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                                                                     EXHIBIT 4.1


       ----------               [PULTE HOMES LOGO]                    ----------
         NUMBER                                                         SHARES
       PC
       ----------                                                     ----------

                               PULTE HOMES, INC.
               ORGANIZED UNDER THE LAWS OF THE STATE OF MICHIGAN


      THIS CERTIFICATE IS TRANSFERABLE IN                      CUSIP 745867 10 1
CANTON, MASSACHUSETTS, JERSEY CITY, NEW JERSEY
        OR IN NEW YORK CITY, NEW YORK




          THIS CERTIFIES THAT                                 SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS









          IS THE OWNER OF

FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

=============================== PULTE HOMES, INC. =============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     This certificate and the shares of stock represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation, to all of which the holder, by acceptance hereof, assents.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

 /s/ John R. Stoller    [PULTE HOMES, INC. CORPORATE       /s/ Roger A. Cregg
      SECRETARY                SEAL MICHIGAN]             SENIOR VICE PRESIDENT

COUNTERSIGNED AND REGISTERED:
     EQUISERVE TRUST COMPANY

                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR

BY                                                          AUTHORIZED SIGNATURE

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                               PULTE HOMES, INC.

     The Corporation will furnish without charge to each shareholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM   -    as tenants in common                             UNIF GIFT MIN ACT - __________ Custodian (until age _______________)
TEN ENT   -    as tenants by the entireties                                           (Cust)
JT TEN    -    as joint tenants with right of survivorship                          __________ under Uniform Gifts to Minors Act
               and not as tenants in common                                          (Minor)
                                                                                    ________________________________________________
COM PROP  -    as community property                                                                    (State)

                                                                UNIF TRF MIN ACT  - __________ Custodian (until age _______________)
                                                                                      (Cust)

                                                                                    __________ under Uniform Transfers to Minors Act
                                                                                     (Minor)
                                                                                    ________________________________________________
                                                                                                        (State)

                              Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________________________________________________________________ hereby sell, assign and transfer unto

            PLEASE INSERT SOCIAL SECURITY OR
          OTHER IDENTIFYING NUMBER OF ASSIGNEE
     _____________________________________________
                                                  |
     _____________________________________________|_________________________________________________________________________________

     _______________________________________________________________________________________________________________________________
                              (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


     ________________________________________________________________________________________________________________________ Shares
     of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


     ______________________________________________________________________________________________________________________ Attorney
     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated ____________________________________________________________         X __________________________________________________

     SIGNATURE GUARANTEED:                                                      X __________________________________________________
                                                                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                                                  CORRESPOND WITH NAME(S) AS WRITTEN UPON THE FACE
                                                                                  OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                                                  ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

     __________________________________________________________________
     THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.



     _______________________________________________________________________________________________________________________________
                                             THIS SPACE MUST NOT BE COVERED IN ANY WAY
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